UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

AUGUST 31, 2007

Annual Report
to Shareholders

DWS Global Thematic Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Report of Independent Registered Public Accounting Firm

Click here Tax Information

Click here Directors and Officers

Click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary August 31, 2007

Classes A, B, C and R

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 are 1.70%, 2.47%, 2.49% and 2.00% for Class A, Class B, Class C and R shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the 3-year, 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 18, 2001 and Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares of DWS Global Thematic Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 8/31/07
DWS Global Thematic Fund	1-Year	3-Year	5-Year	10-Year
Class A	21.19%	26.15%	20.01%	9.35%
Class B	20.21%	25.05%	19.04%	8.47%
Class C	20.31%	25.17%	19.11%	8.51%
Class R	20.91%	25.87%	19.77%	9.10%
MSCI World Index+	16.97%	16.95%	15.45%	7.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R
Net Asset Value: 8/31/07	$ 35.81	$ 34.97	$ 35.07	$ 35.78
8/31/06	$ 35.02	$ 34.50	$ 34.55	$ 34.98
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .11	$ —	$ —	$ .02
Capital Gain Distributions	$ 6.00	$ 6.00	$ 6.00	$ 6.00
Class A Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	22	of	51	43
3-Year	3	of	43	7
5-Year	2	of	32	7

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Thematic Fund — Class A [] MSCI World Index+

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 8/31/07
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,422	$18,920	$23,462	$23,036
	Average annual total return	14.22%	23.68%	18.60%	8.70%
Class B	Growth of $10,000	$11,721	$19,355	$23,802	$22,538
	Average annual total return	17.21%	24.62%	18.94%	8.47%
Class C	Growth of $10,000	$12,031	$19,613	$23,972	$22,623
	Average annual total return	20.31%	25.17%	19.11%	8.51%
Class R	Growth of $10,000	$12,091	$19,944	$24,646	$23,900
	Average annual total return	20.91%	25.87%	19.77%	9.10%
MSCI World Index+	Growth of $10,000	$11,697	$15,994	$20,511	$19,786
	Average annual total return	16.97%	16.95%	15.45%	7.06%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2006 is 1.28% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended August 31, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 5-year and 10-year periods reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 8/31/07
DWS Global Thematic Fund	1-Year	3-Year	5-Year	10-Year
Class S	21.48%	26.56%	20.38%	9.66%
MSCI World Index+	16.97%	16.95%	15.45%	7.06%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 8/31/07	$ 35.73
8/31/06	$ 34.99
Distribution Information: Twelve Months as of 8/31/07: Income Dividends	$ .22
Capital Gain Distributions	$ 6.00
Class S Lipper Rankings — Global Multi-Cap Growth Funds Category as of 8/31/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	19	of	51	37
3-Year	2	of	43	5
5-Year	1	of	32	4
10-Year	4	of	8	45

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Thematic Fund — Class S [] MSCI World Index+

Yearly periods ended August 31
Comparative Results as of 8/31/07
DWS Global Thematic Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$12,148	$20,270	$25,278	$25,145
	Average annual total return	21.48%	26.56%	20.38%	9.66%
MSCI World Index+	Growth of $10,000	$11,697	$15,994	$20,511	$19,786
	Average annual total return	16.97%	16.95%	15.45%	7.06%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2007 to August 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2007
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,066.70	$ 1,062.30	$ 1,062.40	$ 1,065.80	$ 1,067.50
Expenses Paid per $1,000*	$ 7.19	$ 11.64	$ 11.12	$ 8.64	$ 6.10
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 3/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 8/31/07	$ 1,018.25	$ 1,013.91	$ 1,014.42	$ 1,016.84	$ 1,019.31
Expenses Paid per $1,000*	$ 7.02	$ 11.37	$ 10.87	$ 8.44	$ 5.96
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS Global Thematic Fund	1.38%	2.24%	2.14%	1.66%	1.17%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Global Thematic Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Global Thematic Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager

Oliver Kratz

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

Joined Deutsche Asset Management in 1996, since then has served as portfolio manager for European Equity Fund and Global Emerging Markets Fund, and Global Emerging Markets analyst for International Equity Fund, after two years of experience at Merrill Lynch, Brown Brothers Harriman and McKinsey & Co.; authored Frontier Emerging Markets Securities Price Behavior and Valuation; Kluwers Academic Publishers, 1999; member of Budapest Stock Exchange Advisory Board.

Head of global portfolio selection team for Alpha Emerging Markets Equity and co-lead manager for Global Thematic Equity: New York.

Joined the fund in 2003.

BA, Tufts University and Karlova University; MALD and Ph.D, the Fletcher School, administered jointly by Harvard University and Tufts University.

In the following interview, Lead Manager Oliver Kratz discusses the market environment, fund performance and the investment strategy of DWS Global Thematic Fund during the 12-month period ended August 31, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global equity markets perform during the past year?

A: Despite a notable increase in market volatility during the second half of the annual period, global equities performed very well during the past year. The Morgan Stanley Capital International (MSCI) World Index — the fund's benchmark — delivered a return of 16.97%.1 Stock prices were boosted by a combination of strong global growth, robust corporate earnings and — until recently — an abundance of "liquidity" or, in other words, the cash available to be put to work in the financial markets.

1 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

This positive backdrop stayed in place through mid-summer, but then the markets ran out of steam and fell significantly through the second half of July into early August. Weakness in the US housing market, along with rapidly rising defaults among the holders of subprime mortgages, led to a credit market crisis and a concurrent increase in risk aversion among investors worldwide. The result was a sell-off across all asset classes, even those not directly related to the difficulties in the United States. As has been the case throughout the bull market of the past five years, however, stock prices recovered quickly and closed the period well above their mid-August lows.

In terms of regional returns, the emerging markets delivered the strongest performance. Among the developed markets, Europe outpaced both the United States and Japan behind better-than-expected economic growth. Japan lagged its global peers by a wide margin, reflecting investor concerns that the country's economy is not recovering at a fast enough pace.

Q: How did the fund perform during this time?

A: For the 12-month period ended August 31, 2007, the Class A shares of DWS Global Thematic Fund continued to outperform both the benchmark and peer group. The fund's return of 21.19% outpaced both the 16.97% return of its benchmark, the MSCI World Index, and the 21.05% average return of the 51 funds in its Lipper peer group, Global Multi-Cap Growth Funds.2

2 The Lipper Global Multi-Cap Growth Funds category consists of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.

(Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

Class A shares of the fund finished in the top 43% of its Lipper peer group for the one-year period and ranks in the top 7% and 7%, respectively, over the three- and five-year intervals. (Please see page 5 for ranking information.) Its average annual return also has outpaced the return of the benchmark by a wide margin in both periods: 26.15% versus 16.95% for the past three years, and 20.01% versus 15.45% for the past five years.

How is the fund managed?

"We strive to identify the themes that we believe will be the important long-term drivers of the global business environment, then we use intensive fundamental research and a wide array of quantitative tools to invest in companies that stand to benefit as these themes unfold. The potential advantage of this approach is that longer-term themes can continue to develop even when equity markets are under pressure. The goal is outperformance in both bull and bear markets."

Lead Portfolio Manager Oliver Kratz

Q: What themes added to performance?

A: Below, we highlight the most significant themes of the fund in the order of their positive contributions to performance, along with leading contributors and detractors within each theme. Six of the 12 themes in the fund stood out as contributors:

Disequilibria: The second-largest theme in the fund at over 16% of assets, Disequilibria focuses on companies that can benefit as industry flux sparks changes to their business models. This theme performed very well and made the most substantial contribution to performance. A number of holdings in Disequilibria delivered outstanding returns, among them ABN AMRO Holding NV. Shares of the Netherlands-based bank rose after it became subject to a bidding war between Barclay's Bank and a consortium of investors led by Royal Bank of Scotland. Additionally, investors cheered the company's decision to sell off its Chicago-based LaSalle Bank operation to Bank of America for $21 billion. Also performing well within Disequilibria were Cisco Systems, Inc., Net Servicoes de Comunicacao SA* (a fast-growing cable television provider in Brazil) and the German engineering company GEA Group AG.*

* As of August 31, 2007, the position was sold.

Large Units: Featuring companies benefiting from the growth of consumerism throughout the world's developing countries, particularly in the Far East, Large Units benefited from the strong performance of Asian stocks during the past year. For example, shares of Shanghai Electric Group Co., Ltd.* surged over 40% behind the robust growth in the demand for power in China. Also making important contributions were Standard Chartered PLC*, the UK-based bank with operations in Hong Kong, and Resorts World Bhd*, a Malaysian company that is capitalizing as rising incomes lead to more travel. However, a position in Hyundai Motor Co., Ltd.* — which was hurt as the rising value of the Korean currency made its vehicles more expensive to non-Korean buyers — was a notable detractor.

Talent & Ingenuity: As a theme that emphasizes companies that thrive on human talent rather than hard assets, Talent & Ingenuity is invested heavily in the technology and health care sectors. Given that these sectors underperformed the broader market, strong stock selection was essential. We fortunately excelled on this front, and this was important for overall fund performance given that this theme constitutes almost 20% of net assets. The top three contributors here were Porsche AG, the world's most profitable automaker; Apple, Inc.*, which continues to exceed earnings estimates; and the Israel-based generic pharmaceuticals company Teva Pharmaceutical Industries Ltd.* The largest detractor was High Tech Computer Corp. of Taiwan.*

* As of August 31, 2007, the position was sold.

Private/Public Partnerships: This theme focuses on companies that partner with governments and regulators to provide important public services. We believe such companies, by virtue of their ties to government spending, can deliver long-term investment returns even amid difficult economic or market environments. While a small theme within the fund, we generated outperformance here due to the strong returns of two companies in particular: OMX AB* and China Water Affairs Group Ltd. OMX, the Nordic region's largest stock exchange, soared after receiving an acquisition bid from US-based Nasdaq Stock Market Inc., as well as a possible competing bid from the Dubai International Finance Centre. China Water, which gained over 63%, is a mainland-based utility that is positioned to benefit from the long-term demand for water resources in China's larger cities.

* As of August 31, 2007, the position was sold.

Asymmetric Negotiators: A long-standing theme in the fund, Asymmetric Negotiators invests in companies that are able to conduct one-sided price negotiations as a result of their access to raw materials. As such, it is invested largely in energy and natural resources companies, both of which performed very well during the past 12 months. Fund performance was helped by its large weighting in these strong-performing sectors, as well as by the fact that virtually all of the fund's holdings in this theme gained ground. The leading individual contributor was Companhia Vale do Rio Doce, the Brazil-based iron ore company that benefited as the infrastructure build-out across China and other emerging markets led to soaring demand for steel (for which iron ore is the primary input).

Global Agribusiness: Here, we look for companies that stand to benefit from growing global protein consumption. This includes companies specializing in land, fertilizer and aquaculture. While a number of companies in this theme failed to keep pace with the broader market, this was offset by the strength in two holdings in particular: Bunge Ltd. and Monsanto Co. Bunge, a producer of agricultural commodities, fertilizers and food products, gained ground as the rising demand for biofuels helped the company deliver earnings results that were well above expectations. Similarly, shares of Monsanto — the world's biggest seed producer — rose after the company boosted its 2007 profit forecasts on the strength of increased demand for ethanol and animal feed.

Q: What themes detracted from performance?

A: Two themes stood out as detractors, Ex-Atrophy and Market Hedge.

Ex-Atrophy: This theme seeks to add value by investing in companies that are emerging from a period of stagnation. All twelve of the theme's holdings (as of August 31) are located in Japan, which underperformed the global markets by a wide margin during the past year. Mizuho Financial Group, Inc.*, Shinsei Bank, Ltd. and ORIX Corp. were the largest individual detractors. We continue to believe that the market's negative sentiment towards Japanese banks may be somewhat overdone, and we are largely maintaining our positions in many of these franchises.

* As of August 31, 2007, the position was sold.

Market Hedge: Gold-mining companies have traditionally added a level of insurance against unfavorable market events, so we hold a small weighting in this sector for diversification purposes. Gold stocks did not perform well during the past year, losing ground amid a period of generally positive investor sentiment and rising equity prices. Newmont Mining Corp., which was hurt by rising costs, was a notable detractor. We are maintaining the fund's position in this theme, and believe gold stocks can continue to provide a meaningful source of diversification over the long term.

Q: What were some leading individual contributors and detractors among the remaining themes?

A: Four themes delivered performance that was in line with the benchmark, meaning that they did not have a large impact on the fund's overall return. These are listed in order of their size:

New Annuities: This theme focuses on companies that can benefit from the predictable, long-term results generated by their business lines and investments. While the majority of the stocks held under this theme delivered double-digit gains during the year, many of its largest holdings tend to be defensive in nature, and thus lagged amid the generally positive market environment. Telecom Italia S.p.A.*, General Electric Co.* and General Mills, Inc.* all represent examples of such companies. Additionally, the fund's holdings in the pharmaceutical companies AstraZeneca PLC, GlaxoSmithKline PLC and Wyeth all produced negative returns amid a difficult environment for the pharmaceutical sector overall.

Supply Chain Dominance: Under this theme, the fifth-largest in the fund, we seek companies that are gaining leverage over their suppliers, customers and competitors through economies of scale and/or cost savings. The fund's holdings in this area underperformed the benchmark by a narrow margin, due largely to weakness in two airline stocks: Gol Linhas Aereas Inteligentes SA* and Air Berlin PLC. The former, based in Brazil, was hurt by a mid-air collision as well as rising competition along some of its key routes. Also detracting was the Korean technology giant Samsung Electronics Co., Ltd. The top contributor to performance was America Movil SA* which, as the largest wireless provider in the region (Mexico), has taken advantage of the fact that wireless penetration is rising rapidly as cell phones become affordable even for people in the lowest economic strata.

* As of August 31, 2007, the positions were sold.

Security: A relatively small position in the fund at less than 5% of net assets, Security performed well but made only a modest positive contribution due to its size. The theme attempts to identify companies that provide the technological and human resources necessary to protect people, their assets and information. NICE Systems Ltd. was the leading contributor in Security. The company, which offers multimedia digital recording solutions for professional uses, gained approximately 42% during the period.

Distressed Companies: As the smallest theme in the fund at just under 2% of net assets, Distressed Companies made only a small contribution to performance. The theme, which looks for stocks that are extremely undervalued due to short-term misperceptions of risk, was led by Turkiye Is Bankasi and Thailand's True Corp.* The US-based computer manufacturer Gateway, Inc.* was the largest detractor.

* As of August 31, 2007, the position was sold.
Fund Assets by Theme, as of August 31, 2007 (as a % of investments)
Talent & Ingenuity	19.83
Disequilibria	16.44
Large Units	10.55
Global Agribusiness	9.72
Supply Chain Dominance	8.26
New Annuities	7.33
Ex-Atrophy	6.91
Security	4.97
Market Hedge	4.87
Asymmetric Negotiators	4.58
Private/Public Partnerships	4.55
Distressed Companies	1.99

Source: Deutsche Bank

Q: Do you have any closing thoughts for investors?

A: During final two months of the fund's annual period, the market struggled to assess the impact — and possible contagion effect — of the subprime market's deterioration. The sheer size and complexity of this issue led investors to adopt a more risk-averse stance than we believe is warranted given the strength in the underlying fundamentals of the global economy. We believe that once investors are able to understand and measure the extent of the fallout, the markets will move on with relatively limited damage. Our basis for this thinking is that the consumer and corporate credit cycles in most markets outside the United States remain strong. Many important areas within the global economy are not affected by rising default rates among US consumers, including the Chinese housing market, the Russian consumer market, the Brazilian agricultural sector, the German capital goods sector, the French luxury goods sector, global ports and shipping companies, etc. Moreover, the spending trends within the US subprime segment have a minimal impact on the global economy as a whole.

The recent market correction therefore has created opportunities to purchase undervalued stocks in industries that have little or no connection with the US subprime market. While the storm likely has not yet passed, our global thematic strategy provides us with the flexibility and ammunition to hunt in widely different segments of the global equity market, enabling us to capitalize on broad-based market sell-offs to invest in strong companies that meet our thematic guidelines.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	8/31/07	8/31/06

Common Stocks	91%	91%
Cash Equivalents	6%	5%
Exchange Traded Funds	2%	2%
Preferred Stocks	1%	2%
	100%	100%
Geographical Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Europe (excluding United Kingdom)	40%	32%
United States and Canada	26%	32%
Pacific Basin	11%	14%
Japan	8%	8%
Latin America	6%	4%
United Kingdom	3%	5%
Africa	2%	1%
Other	4%	4%
	100%	100%
Sector Diversification (As a % of Common and Preferred Stocks)	8/31/07	8/31/06

Financials	22%	23%
Industrials	17%	12%
Health Care	13%	12%
Information Technology	12%	17%
Consumer Discretionary	12%	10%
Materials	8%	10%
Consumer Staples	7%	4%
Energy	5%	8%
Telecommunication Services	4%	3%
Utilities	—	1%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at August 31, 2007 (17.4% of Net Assets)	Country	Percent
1. Siemens AG Manufacturer of electrical and electronic equipment	Germany	2.8%
2. Commerzbank AG Offers various retail and commercial banking services	Germany	2.2%
3. UBS AG A wealth management, investment banking, and asset management firm	Switzerland	2.2%
4. Cisco Systems, Inc. Developer of computer network products	United States	1.6%
5. Wienerberger AG Produces construction materials	Austria	1.6%
6. GlaxoSmithKline PLC Develops, manufactures and markets vaccines and medicines	United Kingdom	1.5%
7. Yahoo!, Inc. Provider of online services	United States	1.5%
8. Johnson & Johnson Provider of health care products	United States	1.4%
9. Grupo Televisa SA Operator of entertainment businesses	Mexico	1.3%
10. Telefonaktiebolaget LM Ericsson Producer of advanced systems and products for wired and mobile communications	Sweden	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 23. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of August 31, 2007

	Shares	Value ($)

Common Stocks 91.3%
Argentina 0.6%
Banco Macro SA (ADR) (a) (Cost $15,812,330)	460,300	12,561,587
Australia 0.5%
Australian Wealth Management Ltd. (Cost $11,316,221)	5,428,750	11,301,856
Austria 2.4%
Flughafen Wien AG	181,900	18,237,803
Wienerberger AG	494,953	35,361,394
(Cost $47,894,094)		53,599,197
Brazil 3.5%
Diagnosticos da America SA	528,100	11,840,529
Empresa Brasiliera de Aeronautica SA (ADR)	237,700	10,734,532
Marfrig Frigorificos e Comercio de Alimentos SA*	1,314,900	13,403,670
Petroleo Brasileiro SA (ADR)	275,100	17,012,184
Santos-Brasil SA (Units)	1,849,500	25,923,165
(Cost $69,716,549)		78,914,080
Canada 1.5%
Coalcorp Mining, Inc.*	1,028,357	3,651,836
Goldcorp, Inc. (a)	821,000	19,382,131
Meridian Gold, Inc.*	421,700	11,640,677
(Cost $28,914,445)		34,674,644
China 0.7%
Focus Media Holding Ltd. (ADR)* (a)	247,800	9,978,906
Sunshine Holdings Ltd.	35,752,000	6,811,842
(Cost $18,523,574)		16,790,748
Denmark 1.1%
A P Moller-Maersk AS "B" (Cost $26,217,893)	1,972	25,836,345
Finland 0.7%
M-real Oyj "B" (a) (Cost $18,719,612)	2,686,500	14,774,228
France 3.5%
PPR	117,675	20,375,916
Sanofi-Aventis	240,534	19,685,971
Total SA	241,750	18,156,602
Vallourec SA (a)	83,014	22,312,366
(Cost $67,466,961)		80,530,855
Germany 14.4%
Adidas AG	248,494	14,626,941
Air Berlin PLC* (a)	1,509,400	26,610,150
Axel Springer AG	159,937	27,690,234
Commerzbank AG (a)	1,241,122	50,914,240
Deutsche Post AG (Registered)	928,925	27,021,799
Deutsche Telekom AG (Registered)	1,017,839	18,919,565
GfK AG (a)	159,853	6,358,830
Hochtief AG	121,419	12,185,963
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	147,200	25,437,725
Siemens AG (Registered) (a)	512,237	64,373,807
Stada Arzneimittel AG (a)	245,482	15,773,497
Symrise AG* (a)	894,042	23,209,966
Wacker Chemie AG	58,900	12,870,038
(Cost $310,720,581)		325,992,755
Hong Kong 1.7%
A-S China Plumbing Products Ltd.	6,700,000	3,283,674
China Water Affairs Group Ltd.*	16,040,700	10,922,503
China Yurun Food Group Ltd.	10,648,000	12,940,083
Hongkong & Shanghai Hotels Ltd.	7,762,815	12,187,891
(Cost $33,280,359)		39,334,151
Hungary 0.5%
OTP Bank Nyrt. (Cost $11,026,409)	217,700	10,980,716
Indonesia 0.7%
PT Telekomunikasi Indonesia (ADR) (Cost $14,738,558)	343,500	16,199,460
Israel 0.6%
NICE Systems Ltd. (ADR)* (Cost $12,044,889)	409,300	14,481,034
Italy 1.6%
Banca Popolare di Milano	1,268,300	18,422,192
UniCredito Italiano SpA	2,111,100	18,103,787
(Cost $38,242,565)		36,525,979
Japan 7.0%
Canon, Inc.	424,200	24,268,082
Credit Saison Co., Ltd.	989,800	26,015,736
FANUC Ltd. (a)	141,300	13,782,011
Fukuoka Financial Group, Inc.*	2,487,000	14,350,415
Mitsui Fudosan Co., Ltd.	751,000	19,691,874
ORIX Corp.	112,100	24,054,470
Ryobi Ltd. (a)	1,771,000	11,318,111
Seven & I Holdings Co., Ltd.	663,000	17,812,778
Shinsei Bank Ltd.	2,564,000	8,571,382
(Cost $163,705,711)		159,864,859
Kazakhstan 1.7%
Kazakhstan Kagazy PLC (GDR) 144A*	2,552,100	12,964,668
KazMunaiGas Exploration Production (GDR) 144A	790,200	16,989,300
Steppe Cement Ltd.*	1,177,177	7,541,412
(Cost $31,623,596)		37,495,380
Korea 3.4%
CDNetworks Co., Ltd.*	452,770	9,507,369
Daesang Corp.*	483,826	6,028,183
Kangwon Land, Inc.	540,600	12,964,557
Kookmin Bank	225,900	18,345,825
Kookmin Bank (ADR)	71,400	5,815,530
Samsung Electronics Co., Ltd.	37,780	23,928,013
(Cost $73,522,445)		76,589,477
Luxembourg 0.1%
Ternium SA (ADR) (Cost $1,826,012)	61,477	1,875,049
Malaysia 0.6%
AMMB Holdings Bhd. (Cost $8,837,687)	10,628,000	13,104,574
Mexico 1.9%
Fomento Economico Mexicano SAB de CV (ADR)	389,900	13,584,116
Grupo Televisa SA (ADR) (a)	1,153,100	30,049,786
(Cost $42,360,570)		43,633,902
Netherlands 2.4%
ABN AMRO Holding NV	4,356	203,361
Koninklijke DSM NV	1	51
QIAGEN NV* (a)	1,401,300	24,082,891
TNT NV (a)	693,200	29,322,155
(Cost $53,864,281)		53,608,458
Pakistan 0.2%
MCB Bank Ltd. (GDR) 144A (Cost $3,950,538)	257,906	5,158,120
Russia 1.6%
Gazprom (ADR) (b)	125,050	5,195,827
Gazprom (ADR) (b)	355,026	14,715,765
VTB Bank (GDR) 144A*	1,749,700	16,429,683
(Cost $36,622,955)		36,341,275
Singapore 0.9%
CapitaRetail China Trust (REIT)*	3,387,000	5,592,809
Food Empire Holdings Ltd.	9,408,000	5,540,632
Olam International Ltd.	4,865,100	9,600,219
(Cost $21,485,056)		20,733,660
South Africa 2.0%
Gold Fields Ltd. (ADR)	489,300	7,417,788
Gold Fields Ltd.	573,200	8,795,596
Lewis Group Ltd.	2,144,500	18,603,390
Naspers Ltd. "N"	437,700	10,987,694
(Cost $44,093,122)		45,804,468
Sweden 3.5%
Rezidor Hotel Group AB	2,289,200	16,852,863
Swedbank AB "A"	322,900	10,584,806
Tele2 AB "B"	1,200,100	22,007,336
Telefonaktiebolaget LM Ericsson "B"	7,897,900	29,421,183
(Cost $79,869,926)		78,866,188
Switzerland 3.6%
Credit Suisse Group (Registered) (a)	176,950	11,591,108
SGS SA (Registered)	8,332	9,977,769
Synthes, Inc.	99,811	11,418,733
UBS AG (Registered) (b)	876,234	45,788,092
UBS AG (Registered) (b)	67,700	3,536,648
(Cost $85,793,967)		82,312,350
Taiwan 1.1%
Chunghwa Telecom Co., Ltd. (ADR) (Cost $23,447,522)	1,362,540	23,871,701
Thailand 0.4%
Seamico Securities PCL (Foreign Registered)	32,976,800	3,825,347
Siam City Bank PCL (Foreign Registered)	9,375,900	5,100,390
(Cost $8,474,017)		8,925,737
Turkey 0.8%
Turkiye Is Bankasi "C" (Cost $15,503,860)	3,958,279	19,221,315
United Arab Emirates 1.3%
Emaar Properties (Cost $31,709,056)	9,648,099	28,632,102
United Kingdom 2.7%
3i Group PLC	584,273	12,450,220
AstraZeneca PLC	298,228	14,719,106
GlaxoSmithKline PLC	1,346,642	35,145,113
(Cost $64,030,906)		62,314,439
United States 22.1%
Advanced Micro Devices, Inc.* (a)	1,018,300	13,237,900
Akamai Technologies, Inc.*	529,100	17,047,602
Archer-Daniels-Midland Co.	811,200	27,337,440
BMB Munai, Inc.* (a)	480,000	2,899,200
Bunge Ltd.	252,600	23,097,744
Caterpillar, Inc.	148,400	11,244,268
Chiquita Brands International, Inc.*	467,400	7,291,440
Cisco Systems, Inc.*	1,128,300	36,015,335
Cogent, Inc.*	823,076	11,811,141
ExxonMobil Corp.	223,600	19,169,228
Johnson & Johnson	531,700	32,853,743
Medtronic, Inc.	451,900	23,878,396
Monsanto Co.	263,000	18,341,620
New York Times Co. "A" (a)	826,800	18,173,064
Newmont Mining Corp.	577,000	24,384,020
Office Depot, Inc.*	1,031,500	25,220,175
Pantry, Inc.*	569,300	18,974,769
Pfizer, Inc.	727,700	18,076,068
St. Jude Medical, Inc.*	358,900	15,637,273
Stryker Corp.	223,000	14,896,400
Sun Microsystems, Inc.*	4,412,300	23,649,928
Symantec Corp.*	1,047,800	19,709,118
The Blackstone Group LP*	682,000	15,774,660
Wyeth	368,300	17,052,290
Yahoo!, Inc.*	1,534,500	34,879,185
Zimmer Holdings, Inc.*	138,200	10,825,206
(Cost $486,631,046)		501,477,213
Total Common Stocks (Cost $2,001,987,313)		2,072,327,902

Warrants 0.3%
United States
Citigroup Global Markets Holdings, Inc., Expiration date 3/17/2008* (Cost $6,243,912)	1,125,000	7,021,125

Preferred Stocks 0.8%
Germany
Porsche AG (Cost $16,672,963)	9,700	17,341,096
	Principal Amount ($)	Value ($)

Other Investments 0.0%
Brazil
Companhia Vale do Rio Doce* (Cost $0)	389,000	321,714
	Shares	Value ($)

Exchange Traded Funds 2.1%
United States
Biotech HOLDRs Trust (a)	79,750	13,145,193
iShares Nasdaq Biotechnology Index Fund (a)	430,000	33,991,500
Total Exchange Traded Funds (Cost $45,094,451)		47,136,693

Securities Lending Collateral 9.8%
Daily Assets Fund Institutional, 5.49% (c) (d) (Cost $223,566,390)	223,566,390	223,566,390

Cash Equivalents 5.5%
Cash Management QP Trust, 5.32% (c) (Cost $126,307,596)	126,307,596	126,307,596
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $2,419,872,625)+	109.8	2,494,022,516
Other Assets and Liabilities, Net	(9.8)	(223,391,606)
Net Assets	100.0	2,270,630,910
* Non-income producing security.
+ The cost for federal income tax purposes was $2,438,768,191. At August 31, 2007, net unrealized appreciation for all securities based on tax cost was $55,254,325. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $180,598,866 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $125,344,541.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at August 31, 2007 amounted to $217,608,833 which is 9.6% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

HOLDRs: Holding Company Depositary Receipts

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of August 31, 2007
Assets
Investments: Investments in securities, at value (cost $2,069,998,639) — including $217,608,833 of securities loaned	$ 2,144,148,530
Investment in Daily Assets Fund Institutional (cost $223,566,390)*	223,566,390
Investment in Cash Management QP Trust (cost $126,307,596)	126,307,596
Total investments, at value (cost $2,419,872,625)	2,494,022,516
Foreign currency, at value (cost $44,396,211)	44,299,107
Receivable for investments sold	15,329,941
Dividends receivable	3,400,632
Interest receivable	427,220
Receivable for Fund shares sold	8,543,622
Foreign taxes recoverable	444,067
Other assets	86,176
Total assets	2,566,553,281
Liabilities
Cash overdraft	2,134
Payable upon return of securities loaned	223,566,390
Payable for investments purchased	67,135,096
Payable for Fund shares redeemed	2,129,146
Accrued management fee	1,548,638
Other accrued expenses and payables	1,540,967
Total liabilities	295,922,371
Net assets, at value	$ 2,270,630,910
Net Assets Consist of
Undistributed net investment income	16,788,910
Net unrealized appreciation (depreciation) on: Investments	74,149,891
Foreign currency	(7,549)
Accumulated net realized gain (loss)	350,762,666
Paid-in capital	1,828,936,992
Net assets, at value	$ 2,270,630,910
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2007 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($559,754,746 ÷ 15,630,623 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 35.81
Maximum offering price per share (100 ÷ 94.25 of $35.81)	$ 37.99

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($41,237,818 ÷ 1,179,394 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 34.97

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($222,817,774 ÷ 6,353,294 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 35.07
Class R Net Asset Value, offering and redemption price(a) per share ($6,727,509 ÷ 188,033 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 35.78
Class S Net Asset Value, offering and redemption price(a) per share ($1,440,093,063 ÷ 40,307,388 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 35.73
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended August 31, 2007
Investment Income
Income: Dividends (net of foreign taxes withheld of $2,754,240)	$ 35,962,681
Interest	121,707
Interest — Cash Management QP Trust	3,872,848
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,629,163
Other income*	180,452
Total Income	41,766,851
Expenses: Management fee	15,662,093
Administration fee	1,857,061
Services to shareholders	2,898,095
Custodian fee	847,148
Distribution service fees	2,285,030
Auditing	96,601
Legal	42,765
Directors' fees and expenses	56,017
Reports to shareholders	182,048
Registration fees	166,734
Other	165,611
Total expenses	24,259,203
Net investment income (loss)	17,507,648
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $714,055)	375,462,585
Foreign currency (including CPMF tax of $985)	(16,967)
375,445,618
Change in net unrealized appreciation (depreciation) on: Investments (net of deferred foreign tax credit of $556,183)	(80,382,510)
Foreign currency	66,668
(80,315,842)
Net gain (loss)	295,129,776
Net increase (decrease) in net assets resulting from operations	$ 312,637,424
* Represents non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended August 31,
	2007	2006
Operations: Net investment income (loss)	$ 17,507,648	$ 10,042,551
Net realized gain (loss)	375,445,618	276,366,394
Change in net unrealized appreciation (depreciation)	(80,315,842)	(10,778,732)
Net increase (decrease) in net assets resulting from operations	312,637,424	275,630,213
Distributions to shareholders from: Net investment income: Class A	(600,512)	(100,775)
Class R	(872)	(4,792)
Class AARP	—	(735,876)
Class S	(7,404,739)	(7,602,918)
Net realized gains: Class A	(35,030,517)	(2,186,169)
Class B	(3,276,606)	(575,119)
Class C	(13,165,656)	(501,247)
Class R	(351,327)	(114,584)
Class AARP	—	(8,534,969)
Class S	(203,089,982)	(63,812,036)
Fund share transactions: Proceeds from shares sold	903,155,991	278,808,380
Reinvestment of distributions	239,817,535	79,083,489
Cost of shares redeemed	(283,494,034)	(170,723,043)
Redemption fees	50,725	38,716
Net increase (decrease) in net assets from Fund share transactions	859,530,217	187,207,542
Increase (decrease) in net assets	909,247,430	378,669,270
Net assets at beginning of period	1,361,383,480	982,714,210
Net assets at end of period (including undistributed net investment income of $16,788,910 and $7,315,405, respectively)	$ 2,270,630,910	$ 1,361,383,480

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 35.02	$ 29.60	$ 22.81	$ 20.42	$ 18.76
Income (loss) from investment operations: Net investment income (loss)[a]	.30[d]	.19	.13	.00*	.12
Net realized and unrealized gain (loss)	6.60	7.63	6.66	2.65	1.69
Total from investment operations	6.90	7.82	6.79	2.65	1.81
Less distributions from: Net investment income	(.11)	(.11)	—	(.26)	(.15)
Net realized gains	(6.00)	(2.29)	—	—	—
Total distributions	(6.11)	(2.40)	—	(.26)	(.15)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 35.81	$ 35.02	$ 29.60	$ 22.81	$ 20.42
Total Return (%)[b]	21.19[d]	27.65	29.77[c]	12.99[c]	9.75
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	560	119	26	17	15
Ratio of expenses before expense reductions (%)	1.40	1.56	1.76	1.77	1.66
Ratio of expenses after expense reductions (%)	1.40	1.56	1.70	1.69	1.66
Ratio of net investment income (loss) (%)	.85[d]	.62	.51	.04	.66
Portfolio turnover rate (%)	151	143	54	81	55
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
* Amount is less than $.005.

Class B Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.50	$ 29.35	$ 22.79	$ 20.40	$ 18.73
Income (loss) from investment operations: Net investment income (loss)[a]	.00d*	(.10)	(.07)	(.18)	(.03)
Net realized and unrealized gain (loss)	6.47	7.54	6.63	2.65	1.70
Total from investment operations	6.47	7.44	6.56	2.47	1.67
Less distributions from: Net investment income	—	—	—	(.08)	(.00)*
Net realized gains	(6.00)	(2.29)	—	—	—
Total distributions	(6.00)	(2.29)	—	(.08)	(.00)*
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 34.97	$ 34.50	$ 29.35	$ 22.79	$ 20.40
Total Return (%)[b]	20.21[d]	26.42[c]	28.78[c]	12.21[c]	8.93
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	14	7	8	9
Ratio of expenses before expense reductions (%)	2.27	2.61	2.69	2.58	2.45
Ratio of expenses after expense reductions (%)	2.27	2.49	2.47	2.47	2.45
Ratio of net investment income (loss) (%)	(.02)[d]	(.31)	(.26)	(.74)	(.13)
Portfolio turnover rate (%)	151	143	54	81	55
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
* Amount is less than $.005.

Class C Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.55	$ 29.35	$ 22.79	$ 20.39	$ 18.73
Income (loss) from investment operations: Net investment income (loss)[a]	.04[d]	(.06)	(.07)	(.16)	(.02)
Net realized and unrealized gain (loss)	6.48	7.55	6.63	2.64	1.69
Total from investment operations	6.52	7.49	6.56	2.48	1.67
Less distributions from: Net investment income	—	—	—	(.08)	(.01)
Net realized gains	(6.00)	(2.29)	—	—	—
Total distributions	(6.00)	(2.29)	—	(.08)	(.01)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 35.07	$ 34.55	$ 29.35	$ 22.79	$ 20.39
Total Return (%)[b]	20.31[d]	26.64	28.78[c]	12.23[c]	8.91
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	223	39	5	5	5
Ratio of expenses before expense reductions (%)	2.16	2.33	2.62	2.56	2.44
Ratio of expenses after expense reductions (%)	2.16	2.33	2.47	2.46	2.44
Ratio of net investment income (loss) (%)	.09[d]	(.15)	(.26)	(.73)	(.12)
Portfolio turnover rate (%)	151	143	54	81	55
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.003% lower.
* Amount is less than $.005.

Class R Years Ended August 31,	2007	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 34.98	$ 29.63	$ 22.89	$ 21.69
Income (loss) from investment operations: Net investment income (loss)[b]	.20[d]	.12	.06	.02
Net realized and unrealized gain (loss)	6.62	7.62	6.68	1.37
Total from investment operations	6.82	7.74	6.74	1.39
Less distributions from: Net investment income	(.02)	(.10)	—	(.19)
Net realized gains on investment transactions	(6.00)	(2.29)	—	—
Total distributions	(6.02)	(2.39)	—	(.19)
Redemption fees	.00***	.00***	.00***	—
Net asset value, end of period	$ 35.78	$ 34.98	$ 29.63	$ 22.89
Total Return (%)	20.91[d]	27.37	29.45[c]	6.38c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	1.5
Ratio of expenses before expense reductions (%)	1.68	1.79	2.27	1.87*
Ratio of expenses after expense reductions (%)	1.68	1.79	1.96	1.82*
Ratio of net investment income (loss) (%)	.57[d]	.39	.25	.13*
Portfolio turnover rate (%)	151	143	54	81
[a] For the period from November 3, 2003 (commencement of operations of Class R shares) to August 31, 2004.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.006% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 34.99	$ 29.64	$ 22.82	$ 20.41	$ 18.76
Income (loss) from investment operations: Net investment income[a]	.38[c]	.29	.25	.07	.16
Net realized and unrealized gain (loss)	6.58	7.62	6.66	2.66	1.69
Total from investment operations	6.96	7.91	6.91	2.73	1.85
Less distributions from: Net investment income	(.22)	(.27)	(.09)	(.32)	(.20)
Net realized gains	(6.00)	(2.29)	—	—	—
Total distributions	(6.22)	(2.56)	(.09)	(.32)	(.20)
Redemption fees	.00*	.00*	.00*	—	—
Net asset value, end of period	$ 35.73	$ 34.99	$ 29.64	$ 22.82	$ 20.41
Total Return (%)	21.48[c]	28.01	30.35	13.36[b]	10.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,440	1,186	832	703	705
Ratio of expenses (%)	1.18	1.27	1.25	1.42	1.43
Ratio of net investment income (%)	1.07[c]	.91	.96	.31	.89
Portfolio turnover rate (%)	151	143	54	81	55
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase of net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.011% lower.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Global Thematic Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of August 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movement during the term of the contract.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund is subject to a 0.38% Contribuicao sobre Movimentacao Financiera ("CPMF") transaction tax which is applied to Brazilian Real exchange transactions representing capital inflows or outflows to the Brazilian market.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management is evaluating the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 231,753,943
Undistributed net long-term capital gains	$ 154,842,373
Net unrealized appreciation (depreciation) on investments	$ 55,254,325

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended August 31,
	2007	2006
Distributions from ordinary income*	$ 96,742,040	$ 24,196,828
Distributions from long-term capital gains	$ 166,178,171	$ 59,971,657
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. For the period from September 1, 2006 through March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended August 31, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $3,320,672,425 and $2,753,030,094, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $500 million of the Fund's average daily net assets	.915%
Next $500 million of such net assets	.865%
Next $500 million of such net assets	.815%
Next $500 million of such net assets	.765%
Over $2 billion of such net assets	.715%

Accordingly, for the year ended August 31, 2007, the fee pursuant to the management agreement was equivalent to an annual effective rate of 0.84% of the Fund's average daily net assets.

For the period from September 1, 2006 to September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.70%
Class B	2.46%
Class C	2.46%
Class R	1.96%
Class S	1.23%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.70%
Class B	2.45%
Class C	2.45%
Class R	1.95%
Class S	1.28%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2007, the Advisor received an Administration Fee of $1,857,061, of which $187,665 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended August 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at August 31, 2007
Class A	$ 367,229	$ 64,470
Class B	49,643	9,378
Class C	114,968	19,711
Class R	4,675	725
Class S	1,380,908	236,372
	$ 1,917,423	$ 330,656

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended August 31, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at August 31, 2007
Class B	$ 203,121	$ 25,279
Class C	959,185	134,556
Class R	9,946	1,267
	$ 1,172,252	$ 161,102

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at August 31, 2007	Annual Effective Rate
Class A	$ 717,312	$ 108,491.21%
Class B	67,261	8,149.25%
Class C	319,053	44,163.25%
Class R	9,152	1,259.23%
	$ 1,112,778	$ 162,062

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2007, aggregated $479,438.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 2007, the CDSC for Class B and C shares aggregated $59,712 and $43,438, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2007, DWS-SDI received $27,696 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $30,028, of which $8,769 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended August 31, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	13,735,901	$ 490,576,833	3,102,695	$ 104,659,031
Class B	957,621	33,539,344	256,690	8,553,567
Class C	5,506,194	193,261,216	1,070,812	35,808,426
Class R	174,541	6,264,770	70,861	2,315,412
Class AARP*	—	—	449,262	14,836,585
Class S	5,057,773	179,513,828	3,403,324	112,635,359
		$ 903,155,991		$ 278,808,380
Shares issued to shareholders in reinvestment of distributions
Class A	877,738	$ 28,912,882	70,889	$ 2,162,821
Class B	84,877	2,745,764	18,031	545,297
Class C	319,477	10,354,861	14,957	452,461
Class R	10,266	338,173	3,913	119,376
Class AARP*	—	—	286,458	8,731,243
Class S	6,016,466	197,465,855	2,204,869	67,072,291
		$ 239,817,535		$ 79,083,489
Shares redeemed
Class A	(2,384,760)	$ (84,624,601)	(637,377)	$ (21,036,168)
Class B	(267,684)	(9,277,446)	(120,015)	(3,914,474)
Class C	(597,972)	(20,809,909)	(143,955)	(4,767,544)
Class R	(101,245)	(3,774,122)	(8,345)	(271,039)
Class AARP*	—	—	(572,247)	(18,770,305)
Class S	(4,659,398)	(165,007,956)	(3,706,255)	(121,963,513)
		$ (283,494,034)		$ (170,723,043)
Shares converted*
Class AARP	—	$ —	(3,924,906)	$ (127,826,633)
Class S	—	—	3,930,699	127,826,633
		$ —		$ —
Redemption fees		$ 50,725		$ 38,716
Net increase (decrease)
Class A	12,228,879	$ 434,897,739	2,536,207	$ 85,801,290
Class B	774,814	27,013,940	154,706	5,184,509
Class C	5,227,699	182,810,969	941,814	31,497,800
Class R	83,562	2,828,821	66,429	2,163,749
Class AARP*	—	—	(3,761,433)	(123,022,038)
Class S	6,414,841	211,978,748	5,832,637	185,582,232
		$ 859,530,217		$ 187,207,542
* On June 28, 2006, the Board of the Fund approved the conversion of Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and Class AARP shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for these certain funds during this period; the funds retain a senior officer (or independent consultants, as applicable) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $180,452 from the Advisor for its settlement portion, which is equivalent to $0.003 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Global/International Fund, Inc. and the Shareholders of DWS Global Thematic Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Global Thematic Fund (the "Fund") at August 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 25, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $3.91 per share from net long-term capital gains during its year ended August 31, 2007, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $173,580,000 as capital gain dividends for its year ended August 31, 2007, of which 100% represents 15% rate gains.

For corporate shareholders, 99% of the income dividends paid during the Fund's year ended August 31, 2007 qualified, for the dividends received deduction.

The Fund paid foreign taxes of $2,411,741 and earned $11,172,833 of foreign source income during the year ended August 31, 2007. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.18 per share as income earned from foreign sources for the year ended August 31, 2007.

For Federal Income Tax purposes, the Fund designates $39,559,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Directors and Officers

The following table presents certain information regarding the Board Members and Officers of the Fund as of August 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		77
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	77
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	77
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	77
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	77
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	77
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[1] (January 2007-June 2007)	77
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	77
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	77
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	77
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		75
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	83
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	SGQAX	SGQBX	SGQCX	SCOBX
CUSIP Number	233379 817	233379 791	233379 783	233379 759
Fund Number	407	607	707	2007
For shareholders of Class R
Automated Information Line	DWS Scudder Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	SGQRX
CUSIP Number	233379-767
Fund Number	1512

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2007, DWS Global Thematic Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL THEMATIC FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$79,000	$0	$0	$0
2006	$85,500	$128	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$98,500	$25,000	$0
2006	$115,500	$73,180	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$25,000	$0	$25,000
2006	$0	$73,180	$15,000	$88,180

All other engagement fees were billed for services in connection with industry updates for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Thematic Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	October 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	October 29, 2007